Prospectus Supplement

October 14, 2022

Morgan Stanley Institutional Liquidity Funds

Supplement dated October 14, 2022 to the Morgan Stanley Institutional Liquidity Funds Prospectus dated February 28, 2022

ESG Money Market Portfolio (the "Fund")

Effective on or about January 23, 2023 (the "Effective Date"), the Fund will operate as a "retail money market fund," as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended. A "retail money market fund" is defined as a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. As a result, investments in the Fund will be limited to shareholder accounts beneficially owned by natural persons.

Before the Effective Date, Morgan Stanley Distribution, Inc., the Fund's principal distributor, and authorized financial intermediaries will be required to take steps to remove any shareholder accounts that are not beneficially owned by natural persons and notify the Fund of any such accounts that continue to own shares of the Fund. As a result, if your shares are held in an account that does not qualify as being beneficially owned by a natural person, your shares will be involuntarily redeemed by the Fund, which may result in a taxable gain or loss. Shareholders of the Fund receiving this notice who are not eligible investors for a retail money market fund (i.e., natural persons or accounts beneficially owned by natural persons) will be involuntarily redeemed from the Fund and will no longer be permitted to purchase shares of the Fund, as discussed below. Neither the Fund nor Morgan Stanley Investment Management, Inc. (or its affiliates) will be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption as described above.

Although the Fund's conversion to a retail money market fund will not result in any change to the Fund's investment objective or changes to its principal investment strategies other than those resulting from its conversion to a retail money market fund, the conversion will result in certain other important changes summarized below. A prospectus for the Fund reflecting these and other related changes will be provided to the Fund's shareholders in connection with the conversion to a retail money market fund.

Pricing and Valuation

The Fund currently operates as an "institutional money market fund," which is neither a "government money market fund" nor "retail money market fund" as such terms are defined or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As such, the Fund is required to price and transact in its shares at a net asset value per share reflecting market-based values of its portfolio holdings (i.e., at a "floating" net asset value per share), rounded to a minimum of the fourth decimal place. Like other money market funds of its type, the Fund is subject to the possible imposition of liquidity fees and/or redemption gates. As a retail money market fund, the price of the Fund's shares will be based on the amortized cost of the Fund's securities and the Fund will seek to maintain the Fund's share price at $1.00, but there is the risk that the Fund may be unable to maintain a stable $1.00 share price at all times. If the Fund or another money market fund fails to maintain a stable net asset value per share or maintain certain weekly liquid asset levels (or if there is a perceived threat of the inability to maintain a stable net asset value per share or a particular weekly liquid asset level), the Fund could be subject to increased redemptions, which may adversely impact the Fund's share price. The net asset value calculation time of the Fund will remain at 3:00 p.m. Eastern time.

Shareholder Eligibility

As a result of the operation of the Fund as a retail money market fund as of the Effective Date, the Fund has adopted and will implement policies and procedures reasonably designed to limit beneficial owners of the Fund to natural persons under Rule 2a-7 and SEC interpretations thereunder.

To make an initial investment in the Fund after the Effective Date, you must furnish to your financial intermediary certain information (e.g., Social Security Number or government-issued identification, such as a driver's license or passport) that confirms your eligibility to invest in the Fund. The Fund will require, as of the

Effective Date, a financial intermediary to refuse to open an account if you fail to (1) provide a Social Security Number or other government-issued identification (e.g., a driver's license or passport); or (2) certify that such number or other information is correct (if required to do so under applicable law).

Financial intermediaries may only submit purchase orders as of the Effective Date if they have implemented policies and procedures reasonably designed to limit all investors on behalf of whom they submit orders to accounts beneficially owned by natural persons.

Financial intermediaries may, as of the Effective Date, be required by the Fund or its shareholder servicing agent to provide a written statement or other representation that they have in place and operate in compliance with such policies and procedures before submitting purchase orders. In addition, a financial intermediary is required, as of Effective Date, to involuntarily redeem their customers that do not satisfy the eligibility requirements as set forth above.

Liquidity Fees and Redemption Gates

As a retail money market fund, the Fund will continue to be permitted to impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. The Fund notes that the Securities and Exchange Commission has proposed amendments to the rules governing money market funds that would remove liquidity fees and redemption gates. If these amendments are adopted, the Fund will provide shareholders with additional information at that time.

Other Related Changes

Also, effective on the Effective Date, certain of the Fund's share classes will be redesignated as follows: (i) Institutional Class shares to Wealth Class shares and (ii) Institutional Select Class to Wealth S Class shares. In connection with these changes, all share classes of the Fund will no longer have a minimum investment amount. In addition, CastleOak shares of the Fund will be eliminated and no longer available for investment as of the Effective Date.

Please retain this supplement for future reference.

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